UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 8/17/2012

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11100 Mead Road, Suite 200

Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On August 17, 2012, H&E Equipment Services, Inc. (the “Company”) amended its existing $320.0 million senior secured credit facility with General Electric Capital Corporation as administrative agent, which has a scheduled maturity date of February 29, 2017, by entering into Amendment No. 3 (the “Amendment”) to the Third Amended and Restated Credit Agreement by and among the Company, Great Northern Equipment, Inc., H&E Equipment Services (California), LLC, the other credit parties named therein, the lenders named therein (the “Lenders”), General Electric Capital Corporation, as administrative agent, Bank of America, N.A. as co-syndication agent and documentation agent, and Wells Fargo Capital Finance, LLC, as co-syndication agent (the “Credit Agreement”).

The Amendment, among other things, (i) exercises the Credit Agreement’s existing incremental facility by $82.5 million, increasing the Lenders’ aggregate revolving loan commitments from $320.0 million to $402.5 million, and (ii) names Deutsche Bank Trust Company Americas as “Joint Lead Arranger and Joint Bookrunner.” The effectiveness of the Amendment is subject to the fulfillment of certain customary closing conditions. The Amendment must become effective on or before September 14, 2012.

As amended, the Credit Agreement provides, among other things, a $402.5 million senior secured asset based revolver which includes a $30.0 million letter of credit facility, and, after giving effect to the increase provided for in the Amendment, a $47.5 million incremental facility. In addition, the borrowers under the credit facility remain the same, the credit facility remains secured by substantially all of the assets of the Company and its subsidiaries, and the Company and each of its subsidiaries continue to provide a guaranty of the obligations under the credit facility.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Notes Offering

On August 20, 2012, the Company completed its previously announced notes offering (the “Notes Offering”) of $530 million aggregate principal amount of 7% senior notes due 2022 (the “Notes”). The Notes were sold in a private placement pursuant to a purchase agreement, dated August 10, 2012, by and among the Company, certain subsidiary guarantors, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively the “Initial Purchasers”). The Notes were resold by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Indenture

The Notes have been issued under an indenture, by and among the Company, the subsidiaries guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). The Notes will mature on September 1, 2022 and will accrue interest at the rate of 7% per year. Interest on the Notes will be payable semi-annually on March 1 and September 1 of each year, commencing on March 1, 2013. The Company may redeem some or all of the Notes at any time prior to September 1, 2017 by paying a “make-whole” premium, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, to the date of redemption. At any time prior to September 1, 2015, the Company may use the net proceeds of certain equity offerings to redeem up to 35% of the principal amount of the Notes at a redemption price equal to 107% of their principal amount, plus accrued and unpaid interest and Additional Interest, if any, to the redemption date; provided that at least 65% of the aggregate principal amount of such Notes originally issued remains outstanding immediately following such redemption and such redemption occurs within 90 days of such equity offering. Subsequent to September 1, 2017, the Notes may be redeemed pursuant to a declining schedule of redemption prices set forth in the Indenture.

The Notes are senior unsecured obligations of the Company and will rank equally in right of payment to all of the Company’s existing and future senior indebtedness and will rank senior to any of the Company’s subordinated indebtedness. The Notes will be unconditionally guaranteed on a senior unsecured basis by all of the Company’s current and future significant domestic subsidiaries (the “Guarantors”). In addition, the Notes will be effectively subordinated to all of the Company’s and the guarantors’ existing and future secured indebtedness, including the Company’s credit facility, to the extent of the assets securing such indebtedness, and will be structurally subordinated to all of the liabilities and preferred stock of any of the Company’s subsidiaries that do not guarantee the Notes.

The Indenture contains covenants that limit the ability of the Company and the ability of its restricted subsidiaries to, among other things: incur additional debt; pay dividends and make distributions; make investments; repurchase stock; create liens; enter into transactions with affiliates; merge or consolidate; and transfer and sell assets. Certain of these covenants will cease to apply to the Notes for so long as the Notes have investment grade ratings from both Moody’s Investor Service, Inc. and Standard & Poor’s Rating Group. If an event of default, as specified in the Indenture governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the Indenture filed herewith.

If the Company experiences a Change of Control (as defined in the Indenture), the holders of the Notes will have the right to require the Company to repurchase their Notes at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest and Additional Interest, if any, to the date of repurchase. Furthermore, if the Company sells assets, the Company may be required to repurchase the Notes at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest and Additional Interest, if any, to the date of repurchase.

The description set forth above of certain of the terms of the Indenture does not purport to be complete and is qualified in its entirety by the full text of the Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Registration Rights Agreement

Under a registration rights agreement with the Initial Purchaser and the Guarantors, the Company and the Guarantors have agreed to (i) use all commercially reasonable efforts to file, no later than 180 days after the issue date of the Notes, a registration statement (the “Exchange Offer Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a registered offer to exchange the Notes for new notes (the “Exchange Notes”) of the Company having terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain any transfer restrictions) (the “Exchange Offer”), (ii) use all commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the SEC on or prior to 270 days after the issue date of the Notes, (iii) commence the Exchange Offer; and (iv) use all commercially reasonable efforts to issue, on or prior to 30 business days (or longer, if required by the federal securities laws) after the Exchange Offer Registration Statement is declared effective by the SEC, Exchange Notes and related guarantees in exchange for all notes and guarantees tendered in the Exchange Offer.

In addition, the Company has agreed, in some circumstances, to file a “shelf registration statement” that would allow some or all of the Notes to be offered to the public. If the Company does not comply with its obligations under the registration rights agreement, it will be required to pay Additional Interest to holders of the Notes.

The description set forth above of certain of the terms of the registration rights agreement does not purport to be complete and is qualified in its entirety by the full text of the registration rights agreement, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Use of Proceeds, Tender Offer and Redemption

On August 20, 2012, the Company used a portion of the proceeds from the Notes Offering to repurchase approximately $158,748,000 aggregate principal amount of its existing 8 3/8% Senior Notes due 2016 (the “Old Notes”) that were validly tendered (and not validly withdrawn) prior to the early tender deadline of the Company’s previously announced tender offer and consent solicitation (the “Tender Offer”). Those who tendered their Old Notes prior to the early tender deadline received $1,031.67 for each $1,000 principal amount of Old Notes tendered. Having received the requisite consent from the holders of the Old Notes in the Tender Offer, the Company, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), executed a supplemental indenture (the “Supplemental Indenture”) amending the indenture relating to the Old Notes. The Supplemental Indenture eliminated substantially all of the restrictive covenants and certain events of default from the indenture governing the Old Notes. The foregoing summary of the material provisions of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.3 hereto.

On August 20, 2012, following its repurchase of the Old Notes in settlement of the Tender Offer, the Company issued a notice of redemption for the $91,252,000 outstanding principal amount of Old Notes. The notice of redemption provides that the remaining Old Notes will be redeemed at a redemption price equal to 102.792% of the aggregate principal amount of the Old Notes to be redeemed, plus accrued and unpaid interest on the Old Notes to the redemption date, on September 19, 2012. The Company will use a portion of the proceeds from the Notes Offering to pay for the Redemption of the Old Notes. Also on August 20, 2012, the Company, pursuant to irrevocable instructions provided to the Trustee, satisfied and discharged its obligations under the indenture governing the Old Notes.

The Company also expects to use a portion of the proceeds from the Notes Offering, together with borrowings under its credit facility, to pay, subject to the approval of its board of directors, a special one-time cash dividend of approximately $246 million in the aggregate (which, based on the Company’s shares outstanding as of July 27, 2012 as reported on Company’s Quarterly Report on Form 10-Q filed on August 2, 2012, would equal a dividend of approximately $7.00 per share) to its stockholders of record on a record date to be determined by the board of directors. Whether the Company declares a special dividend, and, if so, the timing, amount and nature of any such dividend, will be subject to approval by its board of directors. Any such approval will depend on a variety of factors, including the Company’s financial results, cash requirements and financial condition; the Company’s ability to pay dividends under applicable state law; and any other factors deemed relevant by the Company’s board of directors. If for any reason the Company’s board of directors does not approve a special cash dividend in the currently anticipated amount of approximately $246 million, the Company may use the proceeds from the Notes Offering to fund a special cash dividend of a smaller amount, or it may elect not to declare any special cash dividend.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 3.03. Material Modifications to Rights of Security Holders.

The information provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.03.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) financial conditions which may interfere with the Company’s ability to pay the special dividend and (2) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Item 8.01. Other Events

On August 20, 2012, the Company issued a press release announcing the closing of the Notes Offering, the early settlement of the Tender Offer, its entry into the Supplemental Indenture pertaining to the Old Notes and the issuance of a notice of redemption with respect to the outstanding Old Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

4.1	Indenture, dated August 20, 2012, by and among H&E Equipment Services, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, as Trustee, relating to the 7% Senior Notes due 2022.

4.2	Registration Rights Agreement, dated August 20, 2012, by and among the Company, GNE Investments, Inc., Great Northern Equipment, Inc., H&E California Holding, Inc., H&E Equipment Services (California), LLC, H&E Equipment Services (Mid-Atlantic), Inc., H&E Finance Corp., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.3	Supplemental Indenture, dated August 20, 2012, by and among the Company, the subsidiaries of the Company identified on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

10.1	Amendment No. 3, dated August 17, 2012, to the Third Amended and Restated Credit Agreement by and among the Company, Great Northern Equipment, Inc., and H&E Equipment Services (California), LLC (collectively, the borrowers), General Electric Capital Corporation, as agent for the lenders, Bank of America, N.A., as co-syndication agent and documentation agent, and Wells Fargo Capital Finance, LLC, as co-syndication agent, and the lenders from time to time party thereto.

99.1	Press Release, dated August 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: August 20, 2012	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer